UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

State of incorporation	Commission File Number	IRS Employer Identification No.
Delaware	001-38875	83-0806637

4800 N Federal Hwy, Suite B200, Boca Raton, FL 33431

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2026, the Board of Directors (the “Board”) of Greenlane Holdings, Inc. (the “Company”) appointed Peter Kampian as a director of the Company.

Mr. Kampian has not been appointed to any committee of the Board as of the date of this report.

There is no arrangement or understanding between Mr. Kampian and any other person pursuant to which he was selected as a director.

Mr. Kampian will be compensated for his service as a non-employee director in accordance with the Company’s non-employee director compensation program as in effect from time to time, under which he will receive an annual cash fee of $60,000, paid in quarterly installments. Mr. Kampian did not receive an equity award in connection with his appointment. The Company will enter into its form of indemnification agreement for directors and officers with Mr. Kampian, the form of which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

Item 7.01 Regulation FD Disclosure.

On November 2, 2026, the Company issued a press release announcing Mr. Kampian’s appointment. A copy is furnished as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Greenlane Holdings, Inc. dated November 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated:	November 2, 2026

By:	/s/ Jason Hitchcock
Name:	Jason Hitchcock
Title:	Chief Executive Officer